                                                                   Exhibit 10.14

              AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT
              ---------------------------------------------------

          This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of May 15, 2001, is entered into by and among WAM!NET INC., a Minnesota corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the financial institutions named on the signature pages hereto as Original Lenders (such financial institutions, together with their respective successors and assigns, each an "Original Lender" and collectively, the "Original Lenders"), MADELEINE L.L.C., a New York limited liability company (together with its successors and assigns, the "New Lender"; the New Lender and the Original Lenders are referred to herein, collectively as the "Lenders" and individually as a "Lender"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, the Borrowers have requested the Lender Group to amend certain terms of that certain Loan and Security Agreement, dated as of February 13, 2001, as amended by Amendment Number One to Loan and Security Agreement, dated as of April 27, 2001, by and among the Borrowers, the Original Lenders, and Agent (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          WHEREAS, pursuant to this Amendment, the New Lender shall be joined as a Lender for all purposes under the Loan Agreement, except as otherwise provided herein or in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Amendments.

     (a) Section 1.1 of the Loan Agreement is hereby amended by adding the
         -----------
following definitions in alphabetical order:

               "Additional Shares of Common Stock" means all shares (including
                ---------------------------------
     treasury shares) of Common Stock issued or sold (or, pursuant to Section
                                                                      -------
     2.16.3 or 2.16.4, deemed to be issued) by Parent or WGSI, as the case may
     ------    ------
     be, after the date hereof, whether or not subsequently reacquired or retired by Parent or WGSI, as the case may be, other than

          (a) (i) shares issued upon the conversion of a portion of the Term B Loan Amount in accordance with Section 2.16 and (ii) such number of
                                    ------------
     additional shares as may become issuable upon the conversion of such portion of the Term B Loan Amount by reason of adjustments required pursuant to the anti-dilution provisions contained in Section 2.16, and
                                                           ------------

          (b) (i) shares issued pursuant to, and shares issued upon the exercise of options granted or to be granted under, Parent's or WGSI's, as the case may be, stock option plans as in effect on the date hereof or under any other employee stock option or purchase plan or plans adopted or assumed after such date by Parent's or WGSI's, as the case may be, Board of Directors; and (ii) such additional shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

               "Common Stock" means, with respect to Parent, Parent Common
                ------------
     Stock, and with respect to WGSI, WGSI Common Stock.

               "Conversion Price" means, (i) with respect to Parent Common
                ----------------
     Stock, a price per share equal to (x) $1,500,000, divided by (y) an amount equal to 4.9% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $1,500,000 divided by (y) an amount equal to 4.9% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted conversion price in effect at the date of the exercise of the Conversion Rights as provided in Section 2.16.
                                                          ------------

               "Conversion Rights" means the Parent Conversion Right and the
                -----------------
     WGSI Conversion Right.

               "Current Market Price" means, on any date specified herein, the
                --------------------
     average of the daily Market Price during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

               "Fair Value" means, on any date specified herein (i) in the case
                ----------
     of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the higher of (A) the fair value thereof determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of Parent or WGSI, as the case may be, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, and
     (B) the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of Parent or WGSI, as the case may be.

               "Market Price" means, on any date specified herein, the amount
                ------------
     per share of the Common Stock, equal to (i) the last reported sales price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (iv) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the higher of
     (A) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of Parent or WGSI, as the case may be, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made and (B) the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of Parent or WGSI, as the case may be.

               "Options" means any rights, options or warrants to subscribe for,
                -------
     purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities

               "Parent Common Stock" means duly authorized, validly issued,
                -------------------
     fully paid and nonassessable shares of Common Stock, par value $.01 per share, of Parent, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of Parent the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

               "Parent Conversion Right" has the meaning set forth in Section
                -----------------------                               -------
     2.16.1
     ------

               "Parent Warrant" has the meaning set forth in Section 4(a) of the
                --------------
     Second Amendment.

               "Second Amendment" means the Second Amendment to Loan and
                ----------------
     Security Agreement, dated as of May 15, 2001, by and among the Borrowers and Lender Group.

               "Second Amendment Closing Date" means the date that all
                -----------------------------
     conditions set forth in Section 3 of the Second Amendment have been
                             ---------
     satisfied.

               "Term A Lender" means each Lender that has issued a Term A Loan
                -------------
     Commitment.

               "Term B Anniversary Fee" has the meaning set forth in Section
                ----------------------
     2.11(b)(iii).

               "Term B Commitment Fee" has the meaning set forth in Section
                ---------------------                               -------
     2.11(b)(i).
     ----------

               "Term B Lender" means each Lender that has issued a Term B Loan
                -------------
     Commitment.

               "Term B Loan" has the meaning set forth in Section 2.14.
                -----------                               ------------

               "Term B Loan Amount" means $3,240,000, plus the then extant Term
                ------------------                    ----
     B Loan PIK Amount.

               "Term B Loan Commitment" means, with respect to each Term B
                ----------------------
     Lender, its Term B Loan Commitment, and, with respect to all Term B Lenders, their Term B Loan Commitments, in each case as such Dollar amounts are set forth beside such Term B Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance
        ------------
     pursuant to which such Term B Lender became a Term B Lender hereunder in accordance with the provisions of Section 14.1.
                                       ------------

               "Term B Loan PIK Amount" means, as of any date of determination,
                ----------------------
     the amount of all interest accrued with respect to the Term B Loan Amount that has been paid-in-kind by being added to the balance thereof in accordance with Section 2.6(a)(ii).
                     ------------------

               "Term B Loan Rate" means a rate per annum equal to 19.5 %.
                ----------------

               "Term B Use Fee" has the meaning set forth in Section
                --------------                               -------
     2.11(b)(ii).
     -----------

               "Term Loans" means the Term A Loan and the Term B Loan.
                ----------

               "WGSI" means Wam!Net Government Services, Inc., a Minnesota
                ----
     corporation.

               "WGSI Conversion Right" has the meaning set forth in Section
                ---------------------                               -------
     2.16.1
     ------

               "WGSI Common Stock" means duly authorized, validly issued, fully
                -----------------
     paid and nonassessable shares of Common Stock, par value $.01 per share, of WGSI, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of WGSI the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

               "WGSI Warrant" has the meaning set forth in Section 4(a) of the
                ------------
     Second Amendment.

     (b) Section 1.1 of the Loan Agreement is hereby amended by amending and
         -----------
restating the following definitions in their respective entirety as follows:

               "Commitment" means, with respect to each Lender, its Revolver
                ----------
     Commitment, Term A Loan Commitment or Term B Loan Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, Term A Loan Commitments or Term B Loan Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the
                                                        ------------
     signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
     Section 14.1.
     ------------

               "Obligations" means all loans (including the Term Loans),
                -----------
     Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter, in any letter agreement among the Agent, individual Lenders and, if applicable, the Borrowers, in any other Loan Document or otherwise), charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrowers to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise, and all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

               "Pro Rata Share" means, as of any date of determination:
                --------------

               (a) with respect to a Lender's obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (x) prior to the Revolver Commitment being reduced to zero, the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders, and
     (y) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (I) the aggregate principal amount of such Lender's Advances by (II) the aggregate principal amount of all Advances,

               (b) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (x) prior to the Revolver Commitment being reduced to zero, the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders, and (y) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (I) the aggregate principal amount of such Lender's Advances by (II) the aggregate principal amount of all Advances,

               (c) with respect to a Lender's obligation to make the Term A Loan and receive payments of interest, fees, and principal with respect thereto,
     (i) prior to the making of the Term A Loan, the percentage obtained by dividing (x) such Lender's Term A Loan Commitment, by (y) the aggregate amount of all Lenders' Term A Loan Commitments, and (ii) from and after the making of the Term A Loan, the percentage obtained by dividing (x) the principal amount of such Lender's portion of the Term A Loan Amount by (y) the Term A Loan Amount,

               (d) with respect to a Lender's obligation to make the Term B Loan and receive payments of interest, fees, and principal with respect thereto,
     (i) prior to the making of the Term B Loan, the percentage obtained by dividing (x) such Lender's Term B Loan Commitment, by (y) the aggregate amount of all Lenders' Term B Loan Commitments, and (ii) from and after the making of the Term B Loan, the percentage obtained by dividing (x) the principal amount of such Lender's portion of the Term B Loan Amount by (y) the Term B Loan Amount, and

               (e) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 16.7), the
                                                              ------------
     percentage obtained by dividing (i) such Lender's Revolver Commitment plus the unpaid principal amount of such Lender's portion of the Term A Loan Amount and the Term B Loan Amount, by (ii) the aggregate amount of Revolver Commitments of all Lenders, plus the Term A Loan Amount, plus the Term B Loan Amount; provided, however, that in the event the Revolver Commitments have been terminated or reduced to zero, Pro Rata Share shall be the percentage obtained by dividing (A) the principal amount of such Lender's Advances plus the unpaid principal amount of such Lender's portion of the Term A Loan Amount and the Term B Loan Amount by (B) the principal amount of all outstanding Advances, plus the Term A Loan Amount, plus the Term B Loan Amount.

     (c) Section 1.1 of the Loan Agreement is hereby amended by deleting the
         -----------
definition for the term "Term A Loan Lender" in its entirety.

     (d) Section 2.4(b)(i) of the Loan Agreement is amended and restated in its
         -----------------
entirety to read as follows:

               (i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including letter agreements between Agent, individual Lenders and, if applicable, Borrowers), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each

     Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, the Term A Lenders' separate account or the Term B Lenders' separate account, in each case after giving effect to any letter agreements between Agent, individual Lenders and, if applicable, Borrowers) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments (other than payments received while no Default or Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

               A.  first, to pay any Lender Group Expenses then due to Agent
                   -----
     under the Loan Documents, until paid in full,

               B.  second, to pay any Lender Group Expenses then due to the
                   ------
     Lenders under the Loan Documents, on a ratable basis, until paid in full,

               C.  third, to pay any fees then due to Agent (for its separate
                   -----
     account, after giving effect to any letter agreements between Agent, individual Lenders and, if applicable, Borrowers) under the Loan Documents until paid in full,

               D.  fourth, to pay any fees then due to any or all of the Lenders
                   ------
     (after giving effect to any letter agreements between Agent, individual Lenders and, if applicable, Borrowers) under the Loan Documents, on a ratable basis, until paid in full,

               E.  fifth, to pay interest due in respect of all Agent Advances,
                   -----
     until paid in full,

               F.  sixth, ratably to pay interest due in respect of the Advances
                   -----
     (other than Agent Advances), and the Swing Loans, until paid in full,

               G.  seventh, so long as no Event of Default has occurred and is
                   -------
     continuing, or if an Event of Default has occurred and is continuing and Agent agrees in its sole discretion, to pay interest due in respect of the Term A Loan until paid in full (if an Event of Default has occurred or is continuing and Agent has not consented to such payment, the priority of the payment of interest on the Term A Loan Amount, is deferred to item "twelfth" below),

               H.  eighth, to pay the principal of all Agent Advances until paid
                   ------
     in full,

               I.  ninth, to pay the principal of all Swing Loans until paid in
                   -----
     full,

               J.  tenth, to pay the principal of all Advances until paid in
                   -----
     full,

               K.  eleventh, if an Event of Default has occurred and is
                   --------
     continuing, to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,

               L.  twelfth, to pay interest due in respect of the Term A Loan
                   -------
     until paid in full,

               M.  thirteenth, to pay the outstanding principal balance of the
                   ----------
     Term A Loan until the Term A Loan is paid in full,

               N.  fourteenth, to pay interest due in respect of the Term B
                   ----------
     Loan, including the Term B Loan PIK Amount, until paid in full,

               O.  fifteenth, to pay the outstanding principal balance of the
                   ---------
     Term B Loan, including the Term B Loan PIK Amount, until the Term B Loan is paid in full,

               P.  sixteenth, to pay any other Obligations (other than Bank
                   ---------
     Products) until paid in full,

               Q.  seventeenth, to the payment of any amounts relating to Bank
                   -----------
     Products, and

               R.  eighteenth, to Borrowers (to be wired to the Designated
                   ----------
     Account) or such other Person entitled thereto under applicable law.

     (e) Section 2.6(a) of the Loan Agreement hereby is amended and restated in
         --------------
its entirety to read as follows:

            (a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows: (i) if the relevant Obligation is a Term A Loan, at a per annum rate equal to the Term A Loan Rate, (ii) if the relevant Obligation is a Term B Loan (inclusive of any Term B Loan PIK Amount), at a per annum rate equal to the Term B Loan Rate; provided,
                                                                 --------
     however, that, so long as no Event of Default has occurred and is
     -------
     continuing, all such interest (the amount of such interest is referred to herein as the "Term B Loan PIK Amount") shall be paid-in-kind by being
                    ----------------------
     added to the principal balance of the Term B Loan Amount (inclusive of any Term B Loan PIK Amount theretofore so added), and (iii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

     (f) Section 2.9 of the Loan Agreement is amended and restated in its
         -----------
entirety to read as follows:

            2.9  Designated Account. Agent is authorized to make the Advances
                 ------------------
     and the Term Loans, and Issuing Lender is authorized to issue Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6 (d). Administrative Borrower agrees to establish
                 ---------------
     and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances and Term Loans requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Administrative Borrower, any Advance, Agent Advance, Swing Loan or Term Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.

    (g) Section 2.10 of the Loan Agreement is amended and restated in its
        ------------
entirety to read as follows:

            2.10  Maintenance of Loan Account; Statements of Obligations. Agent
                  ------------------------------------------------------
     shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with all Advances (including Agent Advances and Swing Loans) and the Term Loans made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers' account, the Letters of Credit issued by Issuing Lender for Borrowers' account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses . In accordance with Section 2.8, the Loan Account will be credited with all
                        -----------
     payments received by Agent from Borrowers or for Borrowers' account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Administrative Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after receipt thereof by Administrative Borrower, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

    (h) Section 2.11 of the Loan Agreement is amended as follows:
        ------------

        (i)   the existing initial paragraph of Section 2.11 is renumbered as
                                                ------------
subsection (a);

        (ii)  the existing subparagraphs (a), (b) and (c) of Section 2.11 are
                                                             ------------
renumbered as subparagraphs (i), (ii) and (iii), respectively; and

        (iii) a new subsection (b) is added to Section 2.11, to read as follows:
                                               ------------

              (b) Term B Fees. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Term B Lenders in accordance with their Pro Rata
     Shares:

             (i) Commitment Fee. A commitment fee of $180,000, due and payable on the Second Amendment Closing Date (the "Term B Commitment Fee").

             (ii) Use Fee. A use fee of $60,000, due and payable on the Second Amendment Closing Date (the "Term B Use Fee").

             (iii) Anniversary Fee. An anniversary fee equal to 3% of the sum of
     (A) $3,240,000, plus (B) the difference between (x) the Term B Loan Amount on such anniversary date and (y) $3,240,000, due and payable in cash on each anniversary of the Second Amendment Closing Date (the "Term B Anniversary Fee").

     (i) Section 2.14 of the Loan Agreement is amended and restated in its
         ------------
entirety to read as follows:

               2.14  Term B Loan.  Subject to the terms and conditions of this
                     -----------
     Agreement, on the Second Amendment Closing Date the Term B Lender agrees to make a term loan (the "Term B Loan") to Borrowers in an amount equal to the
                            -----------
     Term B Loan Amount. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term B Loan, including the Term B Loan PIK Amount, shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term B Loan, including all accrued and unpaid interest and including the Term B Loan PIK Amount, shall constitute Obligations.

     (j) Section 2 of the Loan Agreement is amended by inserting a new Section
         ---------                                                     -------
2.16 at the end of Section 2, to read as follows:
----               ---------

               Section 2.16.1  Right to Convert
                               ----------------

          (a) The Term B Lender may, in its sole and absolute discretion, (i) convert a portion of the Term B Loan Amount equal to $1,500,000 into the number of shares of Parent Common Stock representing four and nine-tenths percent (4.9%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis (the "Parent Conversion Right") and (ii) convert a portion of the Term B Loan Amount equal to $1,500,000 into the number of shares of WGSI Common Stock representing four and nine-tenths percent (4.9%) of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis (the "WGSI Conversion Right"), at any time and from time to time (including, without limitation, during the continuance of an Event of Default) that the Term B Loan Amount is outstanding; provided, however,
                                                          --------  -------
     that the Term B Lender shall not have the right to (i) exercise its Parent Conversion Right in the event that the Term B Lender (or its nominee) has exercised the Parent Warrant or (ii) exercise the WGSI Conversion Right in the event that (A) the Term B Lender (or its nominee) has exercised the WGSI Warrant or (B) the consent of, or notice to any Governmental Authority is required for the exercise of the WGSI Conversion Right, unless and until such consent has been obtained or such notice has been delivered.

          (b) The option of Term B Lender to exercise its rights pursuant to this Section 2.16.1 shall be exercised by the delivery of a written notice of election by such holder to Parent, which notice shall state the Term B Loan Amount and the date on which such election is to be effective (the "Conversion Date") and shall be delivered on a date not less than 10 nor more than 60 Business Days prior to the Conversion Date. A notice of election, once delivered, may be rescinded at any time prior to the Conversion Date.

          (c) Upon the Conversion Date the Term B Lender (or its nominee) shall be entitled to receive, (i) in exchange for a portion of the Term B Loan Amount equal to $1,500,000, the number of shares of Parent Common Stock equal to four and nine-tenths percent (4.9%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis, and (ii) in exchange for a portion of the Term B Loan Amount equal to $1,500,000, the number of shares of WGSI Common Stock equal to four and nine-tenths percent (4.9%) of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis.

          (d) Each of Parent and WGSI shall at all times, when the Term B Loan Amount shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, for the purposes of effecting the conversion of the Term B Loan Amount, the number of duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Term B Loan Amount pursuant to the Parent Conversion Right and the WGSI Conversion Right, on a fully diluted basis.

          (e) Each of Parent and WGSI shall comply with all federal and state securities laws regulating the offer and sale of shares of Common Stock upon exercise of the conversion rights set forth in this Section 2.16.
                                                              ------------

               Section 2.16.2.  Notices Relating to Potential Conversion Events.
                                -----------------------------------------------
     In the event of any of the following, at least 20 days prior to such proposed event Parent or WGSI, as the case may be, shall give notice to the Term B Lender, stating the proposed record or effective date, as the case may be, of such event:

          (a) Parent or WGSI, as the case may be, proposes to set a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regularly scheduled cash dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles, in an amount not exceeding the amount of the cash dividend for the immediately preceding period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or property;

          (b) any capital reorganization of Parent or WGSI, as the case may be, any reclassification or recapitalization of the capital stock of Parent or WGSI, as the case may be, any consolidation or merger involving Parent or WGSI, on the on hand, and any other Person, on the other hand, any transaction or series of transactions in which more than 50% of the voting securities of Parent or WGSI, as the case may be, are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of Parent or WGSI, as the case may be, to any other Person; or

          (c) there is proposed a voluntary or involuntary dissolution or liquidation or winding up of Parent or WGSI, as the case may be.

               Section 2.16.3   Reclassifications, Consolidations, Mergers,
                                -------------------------------------------
     Sales, Etc.  If any of the following shall occur, namely: (a) any
     ----------
     reclassification or change of the shares of Common Stock issuable upon exercise of the Conversion Rights; (b) any consolidation or merger to which Parent or WGSI, as the case may be, is a party other than a merger in which Parent or WGSI, as the case may be, is the continuing entity and which does not result in any reclassification of, or change (other than a change in name or as a result of a subdivision or combination) in, the Common Stock; or (c) any sale or conveyance of all or substantially all of the assets of Parent or WGSI, as the case may be, then Parent or WGSI, as the case may be, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Term B Lender an agreement providing that the Term B Lender shall have the right to convert up to $3,000,000 of the Term B Loan Amount into the kind and amount of units and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon exercise of the Conversion Rights immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. If, in the case of any such consolidation, merger, sale or conveyance, the securities and property (including cash) receivable thereupon by a shareholder include securities and property of a corporation other than the successor or purchasing entity, as the case may be, in such consolidation, merger, sale or conveyance, then such agreement shall also be executed by such other entity and shall contain such additional provisions to protect the shares of Common Stock of the Term B Lender as the Board of Directors of Parent or WGSI, as the case may be, shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 2.16.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

               Section 2.16.4  Adjustment of Common Stock.
                               --------------------------

          (a)  Adjustment of Conversion Price and Common Stock.  Upon each
               -----------------------------------------------
     adjustment of the Conversion Price as a result of the calculations made in this Section 2.16.4, the Term B Loan Amount shall thereafter evidence the right to receive, at the adjusted Conversion Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares of Common Stock into which the Term B Loan Amount was convertible immediately prior to such adjustment and the Conversion Price in effect immediately prior to such adjustment of the Conversion Price by (ii) the Conversion Price in effect immediately after such adjustment of the Conversion Price.

          (b)  Issuance of Additional Shares of Common Stock In case Parent or
               ---------------------------------------------
     WGSI, as the case may be, at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2.16.4(d) or (e)); provided that such Additional Shares of Common Stock
                        --------
     shall not be deemed to have been issued unless (i) the consideration per share (determined pursuant to Section 2.16.4(f)) for such shares would be less than the greater of the Conversion Price and the Current Market Price in effect on the date of an immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, then, and in each such case, subject to Section 4.4(i), the Conversion Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Conversion Price by a fraction

          (i) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common Stock which the aggregate consideration received by Parent or WGSI, as the case may be, for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the greater of such Conversion Price and such Current Market Price, and

          (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for
                                                             --------
     the purposes of this Section 2.16.4, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.16.4(d) or 2.16.4(e), such Additional Shares of Common Stock shall be deemed to be outstanding, and (y) treasury shares of Common Stock shall not be deemed to be outstanding.

          (c)  Extraordinary Dividends and Distributions In case Parent or WGSI,
               -----------------------------------------
     as the case may be, at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on Common Stock other than (a) a dividend payable in Additional Shares of Common Stock or (b) a regularly scheduled cash dividend, the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction

          (i) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the Fair Value of such dividend or distribution applicable to one share of Common Stock, and

          (ii) the denominator of which shall be such Current Market Price.

          (d)  Treatment of Options and Convertible Securities In case Parent or
               -----------------------------------------------
     WGSI, as the case may be, at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of Parent or WGSI, as the case may be, entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common
                              --------
     Stock shall not be deemed to have been issued unless (i) the consideration per share (determined pursuant to Section 2.16.4(f)) for such shares would be less than the greater of the Conversion Price and the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that
         --------  -------

          (i) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Conversion Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to Parent or WGSI, as the case may be, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (iii) upon the expiration (or purchase by Parent or WGSI, as the case may be, and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by Parent or WGSI, as the case may be, and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

          (A) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by Parent or WGSI, as the case may be, for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by Parent or WGSI, as the case may be, upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by Parent or WGSI, as the case may be, upon such conversion or exchange, and

          (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by Parent or WGSI, as the case may be, for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by Parent or WGSI, as the case may be, for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by Parent or WGSI, as the case may be (pursuant to Section 2.16.4(f)) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

          (iv) no readjustment pursuant to subsection (ii) or (iii) above shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (v) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subsection (iii) above.

          (e)  Treatment of Stock Dividends, Stock Splits, Etc In case Parent or
               -----------------------------------------------
     WGSI, as the case may be, at any time or from time to time after the date hereof shall declare or pay any dividend on Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend or dividend in shares of Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (i) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (ii) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such action becomes effective.

          (f)  Computation of Consideration  For the purposes of this Section
               ----------------------------
     2.16.4,

          (i) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

          (x) insofar as it consists of cash, be computed at the net amount of cash received by Parent or WGSI, as the case may be, without deducting any expenses paid or incurred by Parent or WGSI, as the case may be, or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

          (y) insofar as it consists of property (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

          (z) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of Parent or WGSI, as the case may be, for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and
     (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of 'Fair Value' herein;

          (ii) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.16.4, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

          (x) the total amount, if any, received and receivable by Parent or WGSI, as the case may be, as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to Parent or WGSI, as the case may be, upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (i), by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

          (iii) Additional Shares of Common Stock deemed to have been issued pursuant to this Section, relating to stock dividends, stock splits, etc. or to employee benefit plans, employee compensation or incentives of Parent or WGSI, as the case may be, or any Affiliate thereof or otherwise to employees of Parent or WGSI, as the case may be, or any Affiliate thereof (except in a public offering open to the public generally on the same terms as such employees) shall be deemed to have been issued for no consideration.

          (g)   Adjustments for Combinations, Etc  In case the outstanding
                ---------------------------------
     shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (h)   Dilution in Case of Other Securities  In case any Other
                ------------------------------------
     Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of Parent or WGSI, as the case may be, (or any issuer of Other Securities of any other Person) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by Parent or WGSI, as the case may be, (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 2.16.4, the Conversion Rights under this Section
                                                                         -------
     2.16, then, and in each such case, the computations, adjustments and
     ----
     readjustments provided for in this Section 2.16.4 with respect to the Conversion Price and the number of shares purchasable hereunder shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Conversion Rights, so as to protect the holders of the Term B Loan Amount against the effect of such dilution.

          (i)  De Minimis Adjustments.  If the amount of any adjustment of the
               ----------------------
     Conversion Price per share required pursuant to this Section 2.16.4 would be less than one tenth (1/10) of one percent (1%) of the Conversion Price, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Conversion Price of at least one tenth (1/10) of one percent (1%) of such Conversion Price. All calculations under this Section shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

          (j)  Abandoned Dividend or Distribution.  If Parent or WGSI, as the
               ----------------------------------
     case may be, shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Conversion Price under the terms of this Agreement) and shall, thereafter, and before such dividend is paid or delivered to members entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Conversion Price and number of shares of Common Stock into which Term B Loan Amount is convertible by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

          (k)  Other Dilutive Events  In case any event shall occur as to which
               ---------------------
     the provisions of this Section hereof are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the holders of this Agreement in accordance with the essential intent and principles of such Sections, then, in each such case, the Board of Directors of Parent or WGSI, as the case may be, shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to preserve, without dilution, the Conversion Rights in accordance with this Section 2.16.
                                    ------------

          (l)  No Dilution or Impairment  Parent or WGSI, as the case may be,
               -------------------------
     shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Section
                                                                     -------
     2.16, but will at all times in good faith assist in the carrying out of all
     -----
     such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Term B Lender under this
     Section 2.16 against dilution or other impairment.  Without limiting the
     ------------
     generality of the foregoing, Parent or WGSI, as the case may be (i) shall take all such action as may be necessary or appropriate in order that Parent and WGSI, as the case may be, may validly and legally issue fully paid and nonassessable shares of Common Stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of the Conversion Rights, (ii) shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of the Conversion Rights would exceed the total number of shares of Common Stock (or Other Securities) then authorized by Parent's or WGSI's, as the case may be, certificate of incorporation and available for the purpose of issue upon such exercise, (iii) shall not permit the par value of any shares of stock receivable upon exercise of the Conversion Rights to exceed the amount payable therefor upon such exercise, and (iv) shall not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

     (k)  Section 6 of the Loan Agreement is amended by inserting a new Section
          ---------                                                     -------
6.16 and Section 6.17 at the end of Section 6, to read as follows:
----     ------------               ---------

          Section 6.16  Notice of Required Governmental Consents.  Notify the
                        ----------------------------------------
Term B Lender within ten (10) Business Days of the Second Amendment Closing Date whether the consent of, or notice to, any Governmental Authority is required for
(i) exercise of the WGSI Conversion Right or (ii) the exercise of the WGSI Warrant.

          Section 6.17  Full Cooperation and Best Efforts.  Cooperate fully with
                        ---------------------------------
the Term B Lender and use best efforts to obtain all consents and to deliver all notices which may be required for the exercise of the WGSI Conversion Right and the exercise of the WGSI Warrant, in each case as soon as possible and at the sole cost and expense of the Borrowers.

     (l)  Schedule C-1 hereby is amended and restated in its entirety to read as
          ------------
set forth in Annex I attached hereto.


2. Acknowledgement of the Obligations. Borrowers acknowledge that, as of May 15, 2001, (i) Borrowers owe the Original Lenders $13,752,136.29 in principal for Advances plus accrued and unpaid interest and (ii) Borrowers owe the Term A Lender $2,400,000 in principal for the Term A Loan plus accrued and unpaid interest. The total amount of the Obligations, including without limitation principal, interest and fees and reasonable expenses of Lenders' counsel, is by the execution of this Amendment by Borrowers, ratified, confirmed and approved by Borrowers in all respects. Borrowers acknowledge and agree that (a) the Obligations are valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their terms, and (b) Borrowers are presently obligated to pay these amounts and all of their other existing Obligations in accordance with the terms of the Loan Documents, all without any further demand, notice or claim. In addition, Borrowers acknowledge and agree with Lenders that
(x) Borrowers have no known claim or cause of action against Lenders (or Lenders' directors, officers, employees, agents, affiliates or attorneys), (y) Borrowers have no known offset right, counterclaim or defense of any kind against any Obligations, and (z) Lenders have heretofore properly performed and satisfied in a timely manner all of Lenders' obligations to Borrowers.

3. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

     (a) Agent shall have received on or before the Second Amendment Closing Date the following, each in form and substance satisfactory to Agent (and, where indicated, the applicable Lender) and, unless indicated otherwise, dated as of the Second Amendment Closing Date:

          (i) counterparts of this Amendment, duly executed by the Borrowers and the Lender Group; and

          (ii) such other agreements, instruments, approvals, opinions and other documents as Agent or any Lender may reasonably request.

     (b) Agent shall have received from the Borrowers, for the benefit of the New Lender, the Term B Commitment Fee and the Term B Use Fee, which Term B Commitment Fee and the Term B Use Fee shall be fully earned as of the date of this Amendment; the parties hereto agree that the Term B Commitment Fee and the Term B Use Fee shall be paid from the proceeds of the Term B Loan.

     (c) The New Lender shall have received each of the Term B Equity Documents (as defined in Section 4 below), duly executed by each of the parties thereto and in form and substance satisfactory to the New Lender.

     (d) The several counsel to the members of the Lender Group shall have received payment, in immediately available funds, of all accrued and unpaid attorneys fees and expenses constituting Lender Group Expenses incurred in connection with this Amendment and the transactions contemplated hereunder or reasonably ancillary hereto;

     (e) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (f) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     (g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrowers or the Lender Group; and

     (h) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

4. Term B Equity Documents. In consideration of the financial accommodations being provided to Borrowers by the New Lender pursuant to this Amendment, the parties hereto hereby agree as follows:

     (a) On the Second Amendment Closing Date, the following instruments shall be delivered to the New Lender (collectively, the "Term B Equity Documents"; together with this Amendment and any other document delivered pursuant to
Section 3(a) above, each an "Amendment Document" and collectively, the "Amendment Documents"):

          (i) a warrant issued to the New Lender (or its nominee) to purchase up to four and nine-tenths percent (4.9%), on a fully diluted basis, of the number of shares of the Parent's common stock on the Second Amendment Closing Date (the "Parent Warrant"), duly executed by the Parent;

          (ii) a warrant issued to the New Lender (or its nominee) to purchase up to four and nine-tenths percent (4.9%), on a fully diluted basis, of the number of shares of WGSI Common Stock on the Second Amendment Closing Date (the "WGSI Warrant"; together with the Parent Warrant, collectively, the "Warrants"), duly executed by WGSI; provided that,
                                                                --------
          if the consent of, or notice to, any Governmental Authority is required for the exercise of the WGSI Warrant, the New Lender (or its nominee) shall not have the right to exercise the WGSI Warrant unless and until such consent has been obtained or such notice has been delivered;

          (iii) a registration rights agreement between the Parent and the New Lender (or its nominee) in respect of the shares of common stock issuable under the Parent Warrant or pursuant to the Parent Conversion Right under Section 2.16 of the Loan Agreement (as amended hereby)
                      ------------
          (the "Parent Registration Rights Agreement"), duly executed by the Parent;

          (iv) a registration rights agreement between WGSI and the New Lender (or its nominee) in respect of the shares of common stock of WGSI issuable under the WGSI Warrant or pursuant to the WGSI Conversion Right under Section 2.16 of the Loan Agreement (as amended hereby)
                      ------------
          (the "WGSI Registration Rights Agreement"; together with the WGSI Registration Rights Agreement, collectively, the "Registration Rights Agreements"), duly executed by WGSI; and

          (v) such other agreements, instruments, approvals, opinions and other documents as the New Lender may reasonably request in connection with the Warrants and the Registration Rights Agreement.

     (b) The Parent and WGSI agree that (i) each of the Warrants shall have (A) an expiration date of five (5) years from the Second Amendment Closing Date, (B) an exercise price per share equal to the Exercise Price (as defined below) and
(C) anti-dilution provisions acceptable to the New Lender but in no event less favorable than those of shareholders existing on or after the date hereof, and
(ii) each of the Registration Rights Agreements shall grant the

New Lender (or its nominee) (A) at least two demand registration rights, (B) unlimited "S-3" registration rights and (C) unlimited "piggy-back" registration rights.

     (c) As used in subsection (b) above, "Exercise Price" means (i) with respect to Parent Common Stock, a price per share equal to (x) $1,500,000, divided by (y) an amount equal to 4.9% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $1,500,000 divided by (y) an amount equal to 4.9% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted exercise price in effect at the date of the exercise of the Parent Warrant or the WGSI Warrant, as applicable.

     (d) The New Lender agrees that (i) if the New Lender exercises its Parent Conversion Right under Section 2.16 of the Loan Agreement (as amended hereby),
                       ------------
the Parent Warrant shall expire, and (ii) if the New Lender exercises its WGSI Conversion Right under Section 2.16 of the Loan Agreement (as amended hereby),
                       ------------
the WGSI Warrant shall expire.

     (e) The Agent and each of the Lenders hereby consent to the issuance of the Term B Equity Documents and to the terms thereof and waive any term, agreement or covenant in the Loan Agreement or in any other Loan Document which would otherwise restrict or prohibit the execution, delivery and performance of the Term B Equity Documents. Such consent and waiver shall be effective only in this specific instance and for this specific purpose and shall not permit any further departure from the terms of the Loan Documents, all of which shall remain in full force in effect (except as expressly set forth in this Amendment) and are hereby ratified and confirmed.

5. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of each Amendment Document to which it is a party, and the performance of the Loan Agreement, as amended by this Amendment, are within its corporate or other organizational powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) each Amendment Document to which it is a party and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms.

6. Further Assurances. Borrowers shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent or any Lender may reasonably request from time to time fully to consummate the transactions contemplated under the Amendment Documents and the Loan Agreement, as amended by this Amendment.

7. New Lender. Each of the Borrowers, the Agent, the Original Lenders and the New Lender agree that, as of the Second Amendment Closing Date, the New Lender shall be deemed a Term B Lender, a Lender and a member of the Lender Group for all purposes under the Loan

Agreement, as amended hereby, and the other Loan Documents, except as otherwise expressly provided in this Amendment, in the Loan Agreement, as amended hereby, or in the other Loan Documents.

8.   Miscellaneous.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (c) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     (e)  This Amendment is a Loan Document.

               [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        Borrowers:
                                        ---------

                                        WAM!NET INC., a
                                        Minnesota corporation

                                        By: ____________________________________
                                        Title: _________________________________

                                        WAM!NET GOVERNMENT SERVICES, INC.,
                                        a Minnesota corporation

                                        By: ____________________________________
                                        Title: _________________________________

                                        WAM!NET PROFESSIONAL SERVICES LLC,
                                        a Minnesota limited liability company

                                        By: ____________________________________
                                        Title: _________________________________

                                        Agent:
                                        -----

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation, as Agent

                                        By: ____________________________________
                                        Title: _________________________________

                                        Original Lenders:
                                        ----------------

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation

                                        By: ____________________________________
                                        Title: _________________________________

                                        ABLECO FINANCE LLC, a Delaware limited
                                        liability company (for itself and as
                                        agent for certain of its affiliates)

                                        By: ____________________________________
                                        Title: _________________________________

                                        New Lender:
                                        ----------

                                        MADELEINE L.L.C., a New York limited
                                        liability company (for itself and as
                                        agent for certain of its affiliates)

                                        By: ____________________________________
                                        Title: _________________________________


                   (Signature Page to the Second Amendment)

                                    ANNEX I

                                 Schedule C-1
                                 ------------

                                  Commitments

==========================================================================================================================
                                               Revolver                   Term A Loan         Term B Loan         Total
            Lender                            Commitment                  Commitment           Commitment      Commitment
==========================================================================================================================
Foothill Capital Corporation                  $15,000,000                 $        0          $        0       $15,000,000
==========================================================================================================================
Ableco Finance LLC                            $15,000,000                 $2,400,000          $        0       $17,400,000
==========================================================================================================================
Madeleine L.L.C.                              $         0                 $        0          $3,240,000       $ 3,240,000
==========================================================================================================================
All Lenders                                   $30,000,000                 $2,400,000          $3,240,000       $35,640,000
==========================================================================================================================

                                 Schedule C-1